UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 24, 2018

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

Delaware	000-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the "Company") held its annual meeting of shareholders on May 24, 2018 (the “Meeting”).  At the close of business on the record date of the Meeting, there were a total of 37,485,359 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 34,777,081 shares of common stock were represented in person or by proxy, therefore a quorum was present.  Three proposals were presented and voted on.  Set forth below are the final results for all proposals.

1.  The following nominees received the requisite plurality of votes cast at the Meeting, as indicated below, and were therefore elected as directors to serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2021 and until their respective successors are duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
Rosemarie Chen	30,621,115	157,949	3,998,017
Michael P. Devine	25,673,953	5,105,111	3,998,017
Joseph J. Perry	30,258,261	520,803	3,998,017
Kevin Stein	30,619,287	159,777	3,998,017

2.  The ratification of the appointment of Crowe Horwath LLP to act as independent auditors for the Company for the year ending December 31, 2018 was approved by the requisite majority of the votes cast by shareholders present at the Meeting, in person or by proxy, as indicated below:

For	Against	Abstain	Broker Non-Votes
33,874,546	828,747	73,788	-0-

3.  The approval, of a non-binding advisory vote, of the following resolution regarding the compensation of the Company's named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders was approved by the requisite majority of the votes cast by shareholders present at the Meeting, in person or by proxy, as indicated below:

RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
28,951,921	1,718,745	108,398	3,998,017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ James L. Rizzo
James L. Rizzo
Senior Vice President & Comptroller
(Principal Financial Officer)

Dated: May 24, 2018